

VBI VACCINES

ACTIVATING THE POWER WITHIN

Corporate Overview

December 2022

Forward-Looking & Safe Harbor Statements

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements").

The Company cautions that such statements involve risks and uncertainties that may materially affect the Company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management.

Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the impact of general economic, industry or political conditions in the United States or internationally; the impact of the COVID-19 pandemic and the continuing effects of the COVID-19 pandemic on our clinical studies, manufacturing, business plan, and the global economy; the ability to successfully manufacture and commercialize PreHevbrio/PreHevbri; the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of pipeline candidates and the commercialization of PreHevbrio/PreHevbri; the ability to obtain appropriate or necessary regulatory approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the Company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the Company's products.

A discussion of these and other factors, including risks and uncertainties with respect to the Company, is set forth in the Company's filings with the SEC and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the SEC on March 7, 2022, and filed with the Canadian security authorities at sedar.com on March 7, 2022, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement.

All such forward-looking statements made herein are based on our current expectations and we undertake no duty or obligation to update or revise any forward-looking statements for any reason, except as required by law.

VBI

About VBI : Immune to Limitations

We are a biotechnology company driven by immunology in the pursuit of powerful prevention and treatment of disease



Through our innovative approach to virus-like particles, our vision is to stimulate and amplify the human immune system to target and overcome significant, aggressive, and urgent infectious diseases and cancers



Our belief in the importance of protecting and enhancing human life is at the core of everything we do



The Science of Virus-Like Particles (VLPs)

Transforming natural immunity into potent protection and treatment

VLPs
Virus-Like Particles

Sub-unit vaccines with no infectious material

VLPs mimic the natural presentation of viruses

Limited targets, however, as only a few antigens self-assemble into orderly VLP structures (incl. the hepatitis B surface antigens)


Antigenic Protein
Lipid Bilayer
No infectious genetic machinery
Gag Protein

eVLPs
Enveloped Virus-Like Particles

- VBI's Proprietary Platform Technology -

eVLPs expand the list of potentially-viable target indications by providing a stable core (Gag Protein) and lipid bilayer

Flexible and customizable

Highly immunogenic with demonstrated safety profile

VBI's pipeline programs consist of both self-assembling VLP candidates and eVLP candidates

VBI's Portfolio : Both Sides of the Fight

VBI's broad portfolio is designed to power the immune system to prevent and treat disease

Disease	Name/Program	Technology	Preclinical	Phase 1	Phase 2	Phase 3	Registration/ Commercial
Approved Prophylactic Vaccine							
Hepatitis B (HBV)	PreHevbrio[1,2,3] Hepatitis B Vaccine (Recombinant)	VLP					
Prophylactic Candidates							
Cytomegalovirus (CMV)	VBI-1501	eVLP					
COVID-19 (Ancestral)	VBI-2902 (monovalent)	eVLP					
COVID-19 (Beta Variant)	VBI-2905 (monovalent)	eVLP					
Coronaviruses	VBI-2901 (multivalent)	eVLP					
Coronaviruses	Undisclosed (multivalent)	eVLP					
Zika	VBI-2501	eVLP					
Therapeutic Candidates							
Hepatitis B (HBV)	VBI-2601 (BRII-179)	VLP					
Glioblastoma (GBM)	VBI-1901	eVLP					
Other CMV+ Tumors	Undisclosed	eVLP					

VBI

[1]Approved for use in the U.S. for the prevention of infection caused by all known subtypes of hepatitis B virus in adults 18 years of age and older
[2]Approved for use in Israel, under the brand name Sci-B-Vac®, for active immunization against hepatitis B virus (HBV) infection
[3]Approved for use in the E.U., EEA, and U.K. under the brand name PreHevbri™ [Hepatitis B vaccine (recombinant, adsorbed)] for active immunisation against infection caused by all known subtypes of the hepatitis B virus in adults

Notable Recent Accomplishments Prepare VBI for a Transformative 2023

First U.S. & E.U. Approval

- PreHevbrio™ (Hepatitis B Vaccine [Recombinant]) approved by the FDA in Nov. 2021, added to the ACIP list of recommended HBV vaccines in Feb. 2022, and launched in the U.S. at the end of March 2022
- PreHevbri™ (Hepatitis B vaccine [recombinant, adsorbed]) approved by the European Commission in April 2022 and by the UK MHRA in May 2022
- U.S. CDC published updated ACIP recommendation that all adults aged 19-59 be immunized against HBV in April 2022
- PreHevbrio approved by Health Canada in December 2022

Advancement & Expansion of Pipeline

GBM:

- FDA Fast Track Designation granted in Jun. 2021; Orphan Drug Designation granted in Jun. 2022 for VBI-1901
- Improvements in median overall survival (mOS), 12-mo. OS, and 18-mo. OS demonstrated in both arms of ongoing Phase 1/2a study relative to historical controls

COVID-19 & Coronaviruses:

- Initiated first human study of multivalent coronavirus vaccine, VBI-2901, designed to increase breadth of protection against COVID-19 and related coronaviruses

Chronic HBV:

- Two Phase 2 studies ongoing assessing VBI-2601 in different regimens to achieve potential functional cure for chronic HBV infection

Strong Financial Position

- Ended Q3 2022 with $83.6M on balance sheet
- Coronavirus Vaccine Collaborations : Ongoing collaborations with CEPI (up to USD$33M) and the Gov. of Canada (up to CAD$56M) to support development of coronavirus program

VBI

PreHevbrio
Hepatitis B Vaccine (Recombinant)

PreHevbrio is the Only 3-Antigen HBV Vaccine

PreHevbrio is scientifically differentiated from other HBV vaccines – expressing the three hepatitis B surface antigens (S, pre-S1, and pre-S2), and manufactured in mammalian cells (vs. yeast)

<u>PreHevbrio:</u>


Pre-S1 Antigen
Pre-S2 Antigen
S Antigen

The pre-S1 and pre-S2 regions of the hepatitis B virus contain hepatocyte receptor binding sites

More Adults Achieved Seroprotection with PreHevbrio in Phase 3 Studies

PROTECT Phase 3 Study

2-arm safety and immunogenicity study
N=1,607 adults aged 18-90 years

Seroprotection Rate[1] (SPR) 4 Weeks After Receiving the 3rd Dose of PreHevbrio or Engerix-B


PreHevbrio
Engerix-B
All Adults Age 18+
91.4%
76.5%
Age 45+
89.4%
73.1%
Age 18-44
99.2%
91.1%
Age 45-64
94.8%
80.1%
Age 65+
83.6%
64.7%
60%
70%
80%
90%
100%

CONSTANT Phase 3 Study

4-arm lot-to-lot consistency study
N=2,838 adults aged 18-45 years

Seroprotection Rate[1] (SPR) in Adults Age 18-45 After Receiving PreHevbrio or Engerix-B


Study Endpoint
99.3%
94.8%
100%
80%
60%
40%
20%
0%
0
2
4
6
8
10
12
Months
- vaccinations

The integrated safety analysis demonstrated good tolerability with no unexpected reactogenicity. The most common adverse events in all age groups were injection site pain and tenderness, myalgia, and fatigue, all which generally resolved without intervention in 1-2 days

[1]Seroprotection rate defined as % of subjects who achieve anti-HBs titers ≥ 10 mIU/mL

Sources: PreHevbrio U.S. Full Prescribing Information; Vesikari T., et al. "Immunogenicity and safety of a 3-antigen hepatitis B vaccine vs a single-antigen hepatitis B vaccine: a phase 3 randomized clinical trial". *JAMA Network Open*. 2021; 4(10).

Hepatitis B Remains a Persistent Public Health Problem

HBV infection is the most common blood-borne infection, with an estimated 240M-350M chronically-infected individuals worldwide

U.S. & Europe : HBV Disease Burden and Challenges

Suboptimal surveillance results in under-representation of true disease burden

No. of chronically-infected adults:

- 2018 U.S. surveillance data estimates 862,000 adults, but may be as high as 2.2 million[1]
- European estimates report ~5 million are chronically infected[2]

Acute HBV disease rates have increased in recent years

- U.S. acute HBV Adult Infections increased 11% from 2014-2018[3]
- In Europe, the highest rate of acute infections is among 35–44-year-olds[4]

Low awareness of infection status leads to increased risk of transmission

- 68% of chronically-infected adults in the U.S. are unaware of their infection status[5]
- A recent ECDC survey showed proportion of undiagnosed infections range between 45%-85%[2]

Adult vaccination rates remain persistently low

- The 2018 reported U.S. HBV vaccination rate for adults age 19+ was only 30.0%, leaving almost 200 million unprotected adults[6]

Sources: [1]HHS Viral Hepatitis in the United States: Data and Trends. [2]ECDC: Around 9 Million Europeans are Affected By Chronic Hepatitis B or C. European Centre for Disease Prevention and Control, July 26, 2017. [3]HHS Viral Hepatitis National Strategic Plan for the United States: A Roadmap to Elimination (2021-2025). [4]ECDC: Hepatitis B – Annual Epidemiological Report for 2017, Jun 17 2019. [5]Hepatitis B Basic Information – U.S. Department of Health & Human Services, August 2020. [6]ACIP Evidence to Recommendations for a Universal Hepatitis B (HepB) Vaccination Strategy in Adults, National Center for Immunization and Respiratory Disease, 2021. Centers for Disease Control and Prevention.

Public Health Bodies are Changing Tactics, Bringing Renewed Prioritization in the Fight to Eliminate HBV

Changing U.S. Adult HBV Vaccination Guidelines

- In November 2021, the CDC's Advisory Committee on Immunization Practices (ACIP) unanimously voted to move from a risk-based HBV adult vaccination recommendation to a universal recommendation for adults aged 19-59 years
  - A risk-based recommendation remains for adults age 60+
- April 2022 MMWR publication detailed new guidelines and PreHevbrio's inclusion into the list of recommended products for adult prophylactic HBV vaccination

Public Health Action Plans for Elimination of Hepatitis B

- Both Healthy People 2020 & the Viral Hepatitis Strategic Plan 2021-2025 include notable targets to:
  - Reduce the rate of acute HBV infection
  - Increase infection awareness
  - Reduce the rate of HBV-related deaths
- The WHO has adopted the goal of eliminating HBV globally by 2030

VBI

Commercialization & Upcoming Milestones

Commercialization Partnerships :

- VBI entered into a full end-to-end commercialization partnership with Syneos Health in 2019 to support the U.S. launch of PreHevbrio™, including VBI-dedicated leadership, medical, market access, and sales teams
- Syneos Health selected as partner for their robust and innovative commercialization experience and deep vaccine expertise, including successful partnerships with leading vaccine manufacturers
- VBI and specialty vaccine company Valneva entered into a partnership in 2022 for the commercialization of PreHevbri® in the following initial markets : the U.K., Sweden, Norway, Denmark, Finland, Belgium, and the Netherlands
- Valneva will be responsible for all marketing, sales, and in-country distribution in these European markets, and was chosen as a partner for their extensive vaccine commercialization experience, local knowledge, and relationships

Upcoming Milestones :

- Following European Commission and the United Kingdom's Medicines and Healthcare products Regulatory Agency (MHRA) approvals, VBI expects to make PreHevbri available in certain European countries beginning in early 2023

Hepatitis B (HBV)

Therapeutic Candidate : VBI-2601

Current Chronic Hepatitis B Landscape

Chronic HBV infection represents a critical unmet public health need and an opportunity for meaningful innovation to achieve a functional cure

Global chronic HBV (cHBV) unmet need:	Current standard-of-care treatments are suboptimal:	A functional cure for HBV is defined as:
• Over **290 million** adults estimated to be infected with cHBV worldwide • Nearly **1 million** annual deaths from HBV-related causes[1]	• Nucleotide/nucleoside reverse transcriptase inhibitors (NRTIs) and interferon regimen **require lifelong treatment** • Studies and real-world use have shown this treatment lowers but does not fully clear the virus • Very low functional cure rates of **<10%**[2] are achieved	• Achievement of undetectable HBV surface antigen (HBsAg) levels • Sustained suppression of HBV DNA

Source: [1]World Health Organization; [2]Qiu K, Liu B, Li S-Y, et. al. Systematic review with meta-analysis: combination treatment of regimens based on pegylated interferon for chronic hepatitis B focusing on hepatitis B surface antigen clearance. *Alimentary Pharmacology & Therapeutics* 2018;47:1340-1348.

VBI-2601 : Potential to be a Critical Component of a Functional Cure for Chronic HBV Infection

Scientific consensus is that a functional cure for HBV is within reach, but will likely require the use of an immunotherapeutic as part of a combination approach

A functional cure will likely require the achievement of :

1. Drive down hepatitis B virus (HBV) DNA
2. Drive down immuno-suppressive HBV S-antigen
3. Achieve long-term immunologic control

VBI-2601 has a similar conformation to PreHevbrio, but has been reformulated to enhance B and T cell responses, with the aim of restoring defective HBV-specific humoral and cellular immunity in chronic HBV patients

VBI

VBI-2601 Development Plan & Status

Studies designed & executed in partnership with Brii Biosciences

Phase 1b/2a Study
Completed in 2021

- Two-part, multi-center, controlled, dose-escalation study (n=44)
- Assessed VBI-2601 safety, tolerability, and immunologic antiviral activity in non-cirrhotic patients with chronic HBV infection
- Conducted in Australia, New Zealand, Thailand, South Korea, Hong Kong, and China

Data demonstrated that VBI-2601 induced both B cell and T cell responses and was well tolerated with no safety signals observed

ANZCTR.org.au Identifier : ACTRN12619001210167

Phase 2 Combination Study
Initiated April 2021

- First-in-class study to evaluate safety and efficacy of VBI-2601 in combination with an HBV-targeting siRNA (VIR-2218)
- Multi-center study to be conducted in Australia, New Zealand, Thailand, South Korea, Hong Kong, China, Singapore, and Taiwan
- Expected enrollment of ~135 adults aged 18-60 years with chronic HBV infection
- Interim topline Phase 2 data expected in Q1 2023

ClinicalTrials.gov Identifier : NCT04749368

Phase 2a/2b "Add-On" Study to Standard-of-Care
Initiated December 2021

- Two-part Phase 2 study designed to evaluate the clinical effect of adding VBI-2601 to existing standard of care therapy (PEG-IFN-α and Nrtl) in non-cirrhotic HBV patients
- Expected enrollment of ~600 subjects in China
- Interim topline results expected Q3 2023

ChinaDrugTrials.org.cn Identifier : CTR20213100

Phase 1b/2a Data Demonstrated Significant Restoration of Antibody and T Cell Responses

Complete dataset announced at the International Liver Congress 2021

- **Potent re-stimulation of T cell responses** to HBV surface antigens (S, Pre-S1, Pre-S2) seen in **67% (Cohort B n=6/9)** and **78% (Cohort C n=7/9)** of evaluable patients in the low-dose VBI-2601 unadjuvanted and adjuvanted, respectively
- **Boosting of antibodies** to HBV surface antigens observed in **19/43 (44.2%)** of evaluable patients

VBI-2601 Unadjuvanted Data - Responders



T cell Responses
Antibody Responses
SUBJ018
SUBJ003
SUBJ004
SUBJ016
SUBJ015
SUBJ009
IFN-γ SFC/10⁶ PBMCs
Time (weeks)
anti-PreS1/S2 Ab fold increase
anti-HBs IU/L
HBsAg
PreS1
PreS2

Sources: Brii Biosciences and VBI Vaccines Present Positive Data from Completed Phase 1b/2a Study on BRII-179 (VBI-2601) in Patients with Chronic Hepatitis B at the International Liver Congress 2021; June 23, 2021 (press release); additional data presented in ILC poster by Brii Bio.

VBI-2601 Ongoing Partnership & Upcoming Milestones

Brii Partnership:

- In December 2018, VBI announced a license and collaboration agreement with Brii Biosciences (Brii Bio) to develop a functional cure for Hepatitis B
- **Upfront** : $11M - $4M upfront payment + $7M equity investment
- **Milestones & Royalties** : Up to $117.5M in potential milestone payments and potential low double-digit royalties on commercial sales in the licensed territory
- **Licensed Territories** : China, Hong Kong, Macau, and Taiwan
- VBI will retain all rights outside of the licensed territory with respect to the treatment of hepatitis B

Brii Biosciences
Breakthrough innovation & insight

Upcoming Milestones:

- **Q1 2023** : Interim top-line clinical data from Phase 2 combination study of VBI-2601 (BRII-179) and BRII-835 (VIR-2218) accepted for oral presentation at Asian Pacific Association for the Study of the Liver (APASL), to be held in February 2023
- **Q3 2023** : Interim topline results from Phase 2a/2b "add-on" study of VBI-2601 (BRII-179) + current standard-of-care therapy expected

VBI

Coronaviruses

The Virus that Causes COVID-19 Continues to Evolve, Leading to Increasing Number of Mutations and Variants of Concerns

COVID-19

- A strain of coronavirus first identified in December 2019 in Wuhan, China
- Since then, as of December 2022, there have been ~644M confirmed cases worldwide, responsible for 6.6M deaths[1]

Variants of Concern

Several variants of concern have been identified[2], including:

- **B.1.1.7 – "Alpha"**
  First detected in UK
- **B.1.351 – "Beta"**
  First detected in South Africa
- **B.1.617.2 - "Delta"**
  First detected in India
- **P.1 – "Gamma"**
  First detected in Japan/Brazil
- **B.1.1.529, BA.1–BA.5 – "Omicron"**
  First detected in South Africa

Research is ongoing to better understand these variants, how easily they might be transmitted, and the effectiveness of currently approved vaccines against them

VBI

Sources: [1]Johns Hopkins University Coronavirus Resource Center; [2]U.S. Centers for Disease Control and Prevention.

VBI is Committed to the Long-Term Protection Against Coronaviruses

VBI's coronavirus pipeline program (VBI-2900) is designed with the goal of eliciting broad and durable immune responses against COVID-19 and coronaviruses

	VBI-2901 *Trivalent Pan-Coronavirus*	VBI-2902 *Monovalent COVID-19*	VBI-2905 *Monovalent COVID-19 B.1.351 Variant*	Undisclosed *Multivalent Candidates*
Schematic	eVLP	eVLP	eVLP	*A suite of additional multivalent coronavirus vaccine candidates designed to evaluate the potential breadth of VBI's eVLP technology*
Construct Design	Ancestral COVID-19, MERS, SARS spike antigens	Ancestral COVID-19 spike antigen	COVID-19 B.1.351 (501Y.V2) spike antigen	Undisclosed

In Phase 1a Clinical Study, VBI-2902 Induced Neutralizing Titers Comparable to Approved mRNA Vaccines

After two doses of 5ug, VBI-2902a elicited neutralizing antibody (nAb) responses 4.3X higher than a panel of convalescent sera, without the use of a next-generation adjuvant

Neutralizing Activity[1]



4.3X
(76)
(137)
(329)
Pseudoparticle Neutralizing Titer (1/x)
10⁵
10⁴
10³
10²
10¹
10⁰
Day 0
Day 7
Day 28
Day 35
Day 56
Placebo
1-Dose
2-Dose
Convalescent Sera

Convalescent Benchmark : A panel of 25 sera from recovered patients with mild-to-moderate COVID-19

Comparison to Currently Approved Vaccines[2]



Protective Efficacy (%)
100
80
60
40
BNT162b2
NVX-CoV2373
rAd26-S + rAd5-S
mRNA-1273
Convalescent
Covaxin
Ad26.COV2.S
ChAdOx1 nCoV-19
CoronaVac
0.125
0.25
0.5
1
2
4
8
Mean Neutralization Level (fold of convalescent)

4.3x VBI-2902 nAb GMT vs. convalescent sera, comparable to mRNA

Note: Data does not include n=11 participants who got vaccinated with a separate COVID-19 vaccine (not VBI-2902) during the study

Sources: [1]Bozic et al., bioRxiv, September 2021; additional data presented by VBI in conference call held September 29, 2021; [2]Khoury, Nature Medicine, 2021.

New Preclinical Data Demonstrate Immunogenicity of VBI-2905 as Both a 2-Dose Regimen and 1-Dose Booster

Mice primed with VBI-2902, targeting ancestral SARS-CoV-2, followed by Beta-targeting VBI-2905 (heterologous boost) resulted in robust and balanced immunity across variants



Neutralizing Antibody Activity
Geometric Mean Titers (GMT)
10⁴
10³
10²
10¹
2458
94
371
619
820
564
VBI-2902
VBI-2905
Heterologous Boost (H/B)
VBI Vaccine Candidate



Binding Antibody Activity
GMT
10⁷
10⁶
10⁵
10⁴
10³
974k
75k
616k
322k
218k
192k
1046k
158k
676k
VBI-2902
VBI-2905
Heterologous Boost (H/B)
VBI Vaccine Candidate
- Ancestral strain
- Beta variant
- Delta variant

Immunogenicity of VBI-2902a and VBI2905a in mice: C57BL/6 mice, 8 per group, received 2 injections 3 weeks apart of VBI-2902a, VBI-2905a, or a first injection of VBI-2902a followed by a second injection of VBI-2905a (heterologous boost), each containing 0.1μg of S. Blood was collected at day 14 after the second injection for monitoring of the humoral response.

Source: Bozic et al., bioRxiv, September 2021; additional data presented by VBI in conference call held September 29, 2021.

Hamster Challenge Data Demonstrate Ability of VBI-2905 to Protect Against Infection from Beta Variant of COVID-19

As observed in previous hamster challenge studies of VBI-2902a, neutralizing antibody titers against the Beta variant correlated with protection of disease (weight loss) after challenge

Prevention of Disease
(Measured by Weight Loss/Regain)



Saline
VBI-2902a
VBI-2905a
Heterologous Boost
% Initial Weight
10
5
0
-5
-10
-15
-20
-25
0 2 4 6 8 10 12 14
p<0.05
p<0.05
p<0.05
Days Post-Challenge

Beta variant challenge in Syrian golden hamsters after immunization with VBI-2902a and VBI-2905a: Four groups of 10 Syrian golden hamsters received 2 IM injections 3 weeks apart of placebo saline buffer (placebo group), VBI-2902a, VBI-2905a, or a first injection of VBI-2902a followed by a second injection of VBI-2905a (heterologous booster), with 1µg of S per dose. Blood was collected 2 weeks after each injection. Three weeks after the last injection (Day 42), hamsters were exposed to SARS-CoV-2 Beta virus at $1x10^5$ TCID50 per animal via both nares.

Source: Bozic et al., bioRxiv, September 2021; additional data presented by VBI in conference call held September 29, 2021.

Trivalent VBI-2901 Induced Robust Antibody and Neutralizing Titers Against an Extended Panel of Variants

VBI-2901 induced higher and more consistent immunogenicity against Beta, Delta, Kappa, and Lambda variants, with evidence for broadening immunity rather than just boosting cross-reactive antibodies



Neutralizing Antibody Activity
COVID Variant:
Ancestral Strain
Beta
Ancestral Strain
Delta
Kappa
Geometric Mean Titers (GMT)
GMT
10⁴
10³
10²
10¹
831
448
2915
230
678
1014
1343
2565
432
1314
618
3110
2902 2905 2901
2902 2905 2901
2902 2901
2902 2901
2902 2901
VBI Vaccine Candidate
Binding Antibody Activity
Ancestral Strain
Beta
Delta
Lambda
GMT
10⁷
10⁶
10⁵
10⁴
10³
445k
112k
1098k
13k
87k
59k
148k
44k
480k
94k
65k
337k
02 05 01
02 05 01
02 05 01
02 05 01
VBI Vaccine Candidate

Immunogenicity of trivalent VBI-2901a: Three groups of 10 mice were immunized with 2 doses of VBI-2901a, VBI-2902a, or VBI-2905a 3 weeks apart. Blood was collected at day 14 after the last injection for monitoring of humoral responses. Neutralization EPT measured by PRNT90 against Wu-1 virus and Beta variant. Neutralization of pseudoparticles expressing S from Wu-1, Delta, and Kappa variants are represented as half-maximum inhibitory dilutions (neutralization ID50). Due to technical limitations, only 8 sera per group were tested against Wu-1 and Kappa pseudoparticles and 4 sera against Delta pseudoparticles. Ab binding titers measured in ELISA against recombinant RBD from Wu-1 ancestral virus, or Beta, Delta, and Kappa variants.

Source: Bozic et al., bioRxiv, September 2021; additional data presented by VBI in conference call held September 29, 2021.

VBI-2900 Program Summary & Next Steps

eVLP Benefits

- ✓ Strong immune responses when compared to standard recombinants
- ✓ Multivalency allows for broadly reactive vaccines

Proof-of-Concept Data Obtained

- ✓ Highly potent immunogenicity, comparable to licensed vaccines
- ✓ Low clinical doses (5ug) & no requirement for novel adjuvants
- ✓ Exceptional safety/tolerability profile typical of alum-adjuvanted subunit vaccines
- ✓ Preclinical data demonstrated improvement of VBI-2901 over monovalent eVLPs

VBI's coronavirus program is supported by partnerships with:

CEPI | NRC · CNRC | Canada | RESILIENCE

Upcoming Milestones:

- **Mid-Year 2023:** Interim data from Phase 1 study of VBI-2901 expected, subject to speed of enrollment

VBI

Glioblastoma (GBM)

Unique Approach to Immuno-Oncology

CMV as a Foreign Viral Antigen

- 90% of some solid tumors, including glioblastoma (GBM)[1], breast cancers[2], and medulloblastomas[3] are CMV+ tumors
- CMV is not causative, but can influence disease progression of CMV+ tumors
- Because CMV is so broadly (and differentially) expressed on tumor cells, but not on healthy cells, a potent CMV vaccine has the potential to make "cold tumors, hot"
- GBM is one of the most aggressive cancers with few treatment options and no standard of care in the recurrent setting

VBI's eVLP Immunotherapeutic Candidate

VBI-1901 *: Bivalent eVLP expressing two of the most immunogenic CMV antigens*


gB antigen
pp65 antigen
eVLP

Key Features:

- Internal antigen expression elicits T cell immunity
- Stimulated innate immunity

Sources: [1]Cobbs C. Current Opinion in Oncology. November 2013; [2]Pasquereau S, et al. The Open Virology Journal. January 2017; [3]Baryawno N, et al. J Clin Invest. October 2011.

Ongoing Phase 1/2a Study Design & Objectives

Two-part, open-label, dose escalation study designed to assess the safety, tolerability, and optimal therapeutic dose level of VBI-1901 in recurrent GBM patients

Phase 1 (Part A) : Dose-Escalation Phase – Recurrent GBM (any # of recurrences)

Study Arm 1 : Low Dose (n=6)
0.4µg + GM-CSF

VS.

Study Arm 2 : Int. Dose (n=6)
2.0µg + GM-CSF

VS.

Study Arm 3 : High Dose (n=6)
10.0µg + GM-CSF

- Enrollment completed December 2018 (n=18)
- 12-month overall survival (OS) rate of 83% in Vaccine Responders (n=6) vs. 33% in Non-Responders (n=9)
- Vaccine Responders saw a 6.25-month improvement in median OS (14.0 mos) vs. Non-Responders (7.75 mos)
- Tumor responses observed in 3 patients in the high-dose cohort, with evidence of stable disease based on two or more consecutive MRI scans

Phase 2a (Part B) : Extension Phase – Recurrent GBM (1st recurrence only)

Study Arm 1 : High Dose (n=10)
10.0µg + GM-CSF

VS.

Study Arm 2 : High Dose (n=10)
10.0µg + GSK's $AS01_B$ Adjuvant

VBI-1901 + GM-CSF:

- Enrollment completed April 2020 (n=10)
- Tumor Responses : 2 partial responses + 2 stable disease observed

VBI-1901 + GSK's AS01 adjuvant:

- Enrollment completed October 2020 (n=10)
- Tumor Responses : 5 stable disease observed

ClinicalTrials.gov Identifier : NCT03382977

Tumor Responses Seen in High-Dose Cohorts

VBI-1901 10µg + GM-CSF[1]
(High Dose Part A + Part B)

Data collected as of November 1, 2022



Change in Tumor Size Over Time
Tumor Size Change Compared to Baseline (%)
1200
1000
800
600
400
200
0
Time (weeks)
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120
n=16
03-007
03-012
03-016
04-004
03-014
01-028
03-015
04-002
04-005
04-006
01-017
03-003
01-018
03-004
03-006
01-020

Tumor Responses :

- ✓ 2 Partial Responses (PRs)*
- ✓ 5 Stable Disease (SD)

VBI-1901 10µg + AS01[1]
(High Dose Part B)

Data collected as of May 9, 2022



Change in Tumor Size Over Time
Tumor Size Change Compared to Baseline (%)
1200
1000
800
600
400
200
0
Time (weeks)
0 4 8 12 16 20 24 28 32 36 40 44 48 52
n=10
01-701
01-703
03-702
04-701
04-702
03-701
01-704
01-702
05-701
01-707

Tumor Responses :

- ✓ 5 Stable Disease (SD)

Progressive Disease | Stable Disease (SD) | SD + Pseudo-progression | Partial Response (PR) | PR + Pseudo-progression

Source: [1]2022 American Society of Clinical Oncology Annual Meeting; June 2022 (VBI presentation); *Tumor responses in glioblastoma patients are classified according to the Response Assessment in Neuro-Oncology (RANO) criteria, which defines a partial response (PR) as a greater than 50% reduction in the sum of products of perpendicular diameters of all measurable enhancing lesions compared with the baseline, sustained for at least four weeks, with no new lesions or clinical progression of disease

Clinical Responses Seen in High-Dose Cohorts

Based upon Phase 1/2a study data, U.S. FDA granted Fast Track Designation in June 2021 for VBI-1901 + GM-CSF for the treatment of recurrent GBM patients with first tumor recurrence

VBI-1901 10μg + GM-CSF[1]



As of November 1, 2022
Progression-free survival
Overall Survival (OS)
† Patient Mortality
Tumor responder
12 month OS
18 month OS
04-004
01-020
03-007
03-012
03-016
03-014
01-018
01-017
03-003
04-005
03-004
03-015
01-028
03-006
04-002
04-006
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128 136 144
Survival (Weeks)

Median & Overall Survival (mOS & OS):

- ✓ mOS reached at : 12.9 months
- ✓ 12-month : 62.5% (n=10/16)
- ✓ 18-month : 25% (n=4/16)

VBI-1901 10μg + AS01[1]



As of May 9, 2022
Progression-free survival
Overall Survival (OS)
† Patient Mortality
12 Month OS
18 Month OS
Patients
03-702
01-707
01-703
01-702
01-704
01-701
04-702
05-701
04-701
03-701
0 8 16 24 32 40 48 56 64 72 80 88 96 104
Survival (Weeks)

Median & Overall Survival (mOS & OS):

- ✓ mOS reached at : 14.6 months
- ✓ 12-month : 70% (n=7/10)
- ✓ 18-month : 40% (n=4/10)

Historical control data have demonstrated mOS to be 8 months, and 6-month and 12-month OS to be ~60% and ~30%, respectively, after treatment with a monotherapy[2]

Sources: [1]2022 American Society of Clinical Oncology Annual Meeting; June 2022 (VBI presentation); [2]Taal W, Oosterkamp HM, Walenkamp AME, et al. Single-agent bevacizumab or lomustine versus a combination of bevacizumab plus lomustine in patients with recurrent glioblastoma (BELOB trial): a randomized controlled phase 2 trial. Lancet Oncol. 2014; 15: 943-953

VBI-1901 Unmet Need & Upcoming Milestones

GBM Represents a Significant Unmet Medical Need:

- GBM is the most common primary brain cancer with approximately 14,000 annual diagnoses in the U.S., and a low median overall survival of 15-18 months after initial diagnosis[1]
- There is no standard of care in the recurrent setting – median overall survival is approximately eight months[2]
- Any therapeutic option that could demonstrate clinical benefit would be meaningful in this difficult-to-treat patient population, with tumor response regarded as one of the most objective measures of efficacy
- **FDA Fast Track Designation for VBI-1901 + GM-CSF granted June 2021** : Fast Track Designation facilitates the development and expedites the review of new therapies to treat serious conditions and fill an unmet medical need
- **FDA Orphan Drug Designation for VBI-1901 granted June 2022** for treatment of GBM : Orphan Drug Designation is granted to investigational drugs and biologics that target conditions that affect fewer than 200,000 people in the U.S.

Upcoming Milestones:

- **Early 2023** : Expected initiation of expanded n-size of patients in ongoing VBI-1901 study in recurrent GBM – expansion study to include addition of control arm to support potential accelerated approval based upon tumor response, improvement in overall survival, and discussions with regulatory bodies
- **Early 2023** : Evaluation of VBI-1901 in the frontline setting in combination with Agenus' anti-PD-1 monoclonal antibody, balstilimab – expected to initiate as part of the INSIGhT trial, an adaptive platform clinical study

Sources: [1]National Cancer Institute. Glioblastoma – Unraveling the Threads: A Q&A with Drs. Mark Gilbert and Terri Armstrong of the NIH Neuro-Oncology Branch. August 2017. https://www.cancer.gov/news-events/cancer-currents-blog/2017/glioblastoma-research-making-progress, [2]Taal W, Oosterkamp HM, Walenkamp AME, et al. Single-agent bevacizumab or lomustine versus a combination of bevacizumab plus lomustine in patients with recurrent glioblastoma (BELOB trial): a randomized controlled phase 2 trial. Lancet Oncol. 2014; 15: 943-953

Summary

VBI Team

Management



Jeff Baxter
President & CEO



David E. Anderson, Ph.D.
Chief Scientific Officer



Francisco Diaz-Mitoma, M.D., Ph.D.
Chief Medical Officer



Christopher McNulty
Chief Financial Officer & Head of Business Development



Nell Beattie
Chief Business Officer



John Dillman
Chief Commercial Officer



Avi Mazaltov
Global Head of Manufacturing & SciVac General Manager

Board of Directors



Steve Gillis, Ph.D.
Chair



Damian Braga
Director



Joanne Cordeiro
Director



Michel De Wilde, Ph.D.
Director



Blaine H. McKee, Ph.D.
Director



Jeff Baxter
Director



Christopher McNulty
Director

VBI Vaccines Global Footprint



Ottawa, Canada
Research Operations
R&D headquarters and facility

Cambridge, MA, USA
Corporate Headquarters
Central location in biotechnology hub

Rehovot, Israel
Manufacturing Facility
GMP manufacturing facility for the production of the HBV program candidates

Summary of Anticipated Upcoming Milestones

Px HBV
PreHevbrio (U.S.)

- Early 2023 : Following European Commission and UK Medicines and Healthcare products Regulatory Agency (MHRA) approvals, VBI expects to make PreHevbri available in certain European countries beginning in early 2023

Tx HBV
VBI-2601

- Q1 2023 : Interim topline clinical data from Phase 2 combination study of VBI-2601 and BRII-835 (VIR-2218) accepted for oral presentation at APASL, to be held in February 2023
- Q3 2023 : Interim topline results expected from Phase 2 study evaluating VBI-2601 as an add-on therapy to potentially improve current standard of care treatment outcomes

Coronaviruses
VBI-2901

- Mid-Year 2023: Interim data from Phase 1 study of VBI-2901 (multivalent coronavirus) expected, subject to speed of enrollment

GBM
VBI-1901

- Early 2023 : Expected initiation of expanded n-size of patients in ongoing VBI-1901 study in recurrent GBM - expansion study to include addition of control arm to support potential accelerated approval, subject to tumor response, improvement in overall survival, and discussions with regulatory bodies
- Early 2023 : Evaluation of VBI-1901 in the frontline setting in combination with Agenus' anti-PD-1 monoclonal antibody, balstilimab – expected to initiate as part of the INSIGhT trial, an adaptive platform clinical study

VBI


VBI

VBI Vaccines Inc. | www.vbivaccines.com